UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 1-13102
Date of Report (date of earliest event reported): April 27, 2007
FIRST INDUSTRIAL, L.P.
(Exact name of Registrant as specified in its Charter)

Delaware	39-3924586
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
311 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606
(Address of principal executive offices)
(312) 344-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Property Acquisitions
     First Industrial, L.P. (the “Operating Partnership”) acquired 57 operating industrial properties from unrelated parties during the period January 1, 2006 through December 31, 2006. The combined purchase price of the 57 operating industrial properties acquired totaled approximately $331.1 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 57 operating industrial properties acquired are described below. The acquisitions were funded with proceeds from property sales, borrowings under the Operating Partnership’s $500.0 million unsecured revolving credit facility and/or working capital. The Operating Partnership will operate the facilities as industrial rental property.
Properties Acquired by the Operating Parnership:
•	On January 5, 2006, the Operating Partnership purchased five light industrial properties and one regional warehouse totaling 101,746 square feet, in the aggregate, located in the metropolitan area of San Diego, CA. The aggregate purchase price was $13.4 million. The properties were purchased from Wells Fargo Bank, N.A., as Trustee of the Harold F. Hutton Trust.

•	On January 11, 2006, the Operating Partnership purchased two bulk warehouses totaling 396,639 square feet, in the aggregate, located in the metropolitan areas of Indianapolis, IN and Denver, CO. The aggregate purchase price for the properties was approximately $11.2 million. The properties were purchased from SNKTW, LLC, a Colorado limited liability company.

•	On January 12, 2006, the Operating Partnership purchased a 150,000 square feet light industrial property located in the metropolitan area of Los Angeles, CA. The purchase price for the property was approximately $14.0 million. The property was purchased from Saul Leasing, LP.

•	On January 19, 2006, the Operating Partnership purchased a 117,483 square feet bulk warehouse located in the metropolitan area of Chicago, IL. The purchase price for the property was approximately $3.8 million. The property was purchased from Dennis Investments, Inc., a Delaware Corporation.

•	On January 20, 2006, the Operating Partnership purchased a 60,500 square feet regional warehouse located in the metropolitan area of St. Paul, MN. The purchase price for the property was approximately $2.1 million. The property was purchased from 316 Lake Hazeltine Drive Limited Partnership.

•	On January 31, 2006, the Operating Partnership purchased a 84,026 square feet light industrial property located in the metropolitan area of North, NJ. The purchase price for the property was approximately $1.8 million. The property was purchased from Robert Mark, Associates.

•	On February 1, 2006, the Operating Partnership purchased a 498,145 square feet bulk warehouse located in the metropolitan area of Dallas, TX. The purchase price for the property was approximately $41.8 million. The property was purchased from U.S. Distribution Center, LLC, Dillon Drive Associates, LLC, Plainview Columbia, LLC, Colorado Briargate Associates, LLC, and Pueblo Investment Properties #1, LLC.

•	On February 28, 2006, the Operating Partnership purchased a 133,237 square feet bulk warehouse located in the metropolitan area of Los Angeles, CA. The purchase price for the property was approximately $10.0 million. The property was purchased from Feed The Children California, Inc.

•	On March 2, 2006, the Operating Partnership purchased a 44,000 square feet light industrial property located in the metropolitan area of North, NJ. The purchase price for the property was approximately $1.5 million. The property was purchased from EHL Holdings, LLC.

•	On March 17, 2006, the Operating Partnership purchased a 90,089 square feet regional warehouse located in the metropolitan area of Milwaukee, WI. The purchase price for the property was approximately $3.2 million. The property was purchased from New Berlin Property, LLC.

•	On April 12, 2006, the Operating Partnership purchased a 77,011 square feet manufacturing property located in the metropolitan area of Detroit, MI. The purchase price for the property was approximately $4.2 million. The property was purchased from RDM Holdings, Ltd, a Michigan corporation.

•	On April 20, 2006, the Operating Partnership purchased seventeen R&D/Flex properties totaling 395,922 square feet, in the aggregate, located in the metropolitan area of Tampa, FL. The aggregate purchase price was approximately $31.7 million. The properties were purchased from Bryan Dairy FlexxSpace, Ltd., Cross Bayou FlexxSpace, Ltd., Pinebrook FlexxSpace, Ltd., and Joel Levy, as Successor Trustee of Land Trust Number one under Unrecorded Land Trust Agreement dated November 29, 1999.

•	On May 8, 2006, the Operating Partnership purchased a 355,964 square feet bulk warehouse located in the metropolitan area of Omaha, NE. The purchase price for the property was approximately $11.0 million. The property was purchased from Firstar Fiber, Inc.

•	On May 12, 2006, the Operating Partnership purchased a 56,626 square feet R&D/Flex property located in the metropolitan area of Denver, CO. The purchase price for the property was approximately $3.7 million. The property was purchased from Colorado Industrial Portfolio, LLC, a Colorado limited liability company.

•	On May 12, 2006, the Operating Partnership purchased a 128,600 square feet light industrial property located in the metropolitan area of St. Louis, MO. The purchase price for the property was approximately $3.7 million. The property was purchased from SLT Development Corporation.

•	On July 24, 2006, the Operating Partnership purchased six bulk warehouses totaling 1,060,799 square feet, in the aggregate, located in the metropolitan area of Cleveland, OH. The aggregate purchase price was approximately $50.6 million. The properties were purchased from Duke Realty Ohio, an Indiana general partnership.

•	On September 7, 2006, the Operating Partnership purchased a 67,528 square feet light industrial property located in the metropolitan area of Los Angeles, CA. The purchase price for the property was approximately $7.9 million. The property was purchased from Vector Associates, LLC.

•	On September 28, 2006, the Operating Partnership purchased two regional warehouses totaling 192,000 square feet, in the aggregate, located in the metropolitan area of Atlanta, GA. The aggregate purchase price was approximately $7.8 million. The properties were purchased from Real Estate Exchange Services, Inc.

•	On October 3, 2006, the Operating Partnership purchased three bulk warehouses totaling 472,685 square feet, in the aggregate, located in the metropolitan area of Salt Lake City, UT. The aggregate purchase price was approximately $22.6 million. The properties were purchased from Ninigret Park Development, LC, a Utah limited company.

•	On October 5, 2006, the Operating Partnership purchased a 153,600 square feet bulk warehouse located in the metropolitan area of Phoenix, AZ. The purchase price for the property was approximately $8.1 million. The property was purchased from Roosevelt Business Park, LLC.

•	On October 10, 2006, the Operating Partnership purchased a 59,492 square feet regional warehouse located in the metropolitan area of Minneapolis, MN. The purchase price for the property was approximately $4.1 million. The property was purchased from South North Plymouth, LLC.

•	On October 10, 2006, the Operating Partnership purchased a 1,057,823 square feet bulk warehouse located in the metropolitan area of Chicago, IL. The purchase price for the property was approximately $39.0 million. The property was purchased from Lanter Company.

•	On October 19, 2006, the Operating Partnership purchased a 56,817 square feet regional warehouse located in the metropolitan area of Phoenix, AZ. The purchase price for the property was approximately $4.3 million. The property was purchased from O. Glen Klemp.

•	On October 24, 2006, the Operating Partnership purchased a 125,541 square feet bulk warehouse located in the metropolitan area of Los Angeles, CA. The purchase price for the property was approximately $10.5 million. The property was purchased from Scott Valencia Property, CO.

•	On November 30, 2006, the Operating Partnership purchased a 101,436 square feet bulk warehouse and a 8,125 square feet light industrial property located in the metropolitan area of Los Angeles, CA. The aggregate purchase price was approximately $10.5 million. The property was purchased from Arthur Hale.

•	On November 30, 2006, the Operating Partnership purchased a 207,827 square feet bulk warehouse located in the metropolitan area of Cincinnati, OH. The purchase price for the property was approximately $8.6 million. The property was purchased from 2150 Investment, Co.
     The Operating Partnership also acquired 22 operating industrial properties from unrelated parties during the period January 1, 2006 through December 31, 2006, which are not included in the above list as the properties were vacant upon purchase, leased back to the seller(s) upon purchase or subsequently sold before December 31, 2006. The combined purchase price of the 22 operating industrial properties acquired totaled approximately $197.3 million.
Risk Factor
     The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the “Company”). The Company is a real estate investment trust (“REIT”) as defined in the Internal Revenue code.
     The following reflects changes to a risk factor previously disclosed in the Operating Partnership’s Form 10-K for the year ended December 31, 2006:
     If the IRS were to disagree with our characterization of certain arrangements entered into by the Company as reimbursements or the timing of certain assignments of contracts by the Company, the Company could be subject to a penalty tax or fail to remain qualified as a REIT.
     The Company believes that it has operated and intends to continue to operate so as to qualify as a REIT under the Code. Although the Company believes that it is organized and has operated in a manner so as to qualify as a REIT, qualification as a REIT involves the satisfaction of numerous requirements, some of which must be met on a recurring basis. These requirements are established under highly technical and complex Code provisions of which there are only limited judicial or administrative interpretations and involve the determination of various factual matters and circumstances not entirely within the Operating Partnership’s control.
     The Operating Partnership (through one of its subsidiary partnerships) entered into certain development agreements in 2000 through 2003, the performance of which has been completed. Under these agreements, the Operating Partnership provided services to unrelated third parties and certain payments were made by the unrelated third parties for services provided by certain contractors hired by the Operating Partnership. The Company believes that these payments were properly characterized by it as reimbursements for costs incurred by it on behalf of the third parties and do not constitute gross income and did not prevent the Company from satisfying the gross income requirements of the REIT provisions (the “gross income tests”). The Company brought this matter to the attention of the Internal Revenue Service (the “IRS”). The IRS did not challenge or express any interest in challenging the Company’s view on this matter.
     Employees of the Operating Partnership, a subsidiary partnership of the Company (the “Service Employees”), were providing certain acquisition and disposition services since 2004 and certain leasing and property management services since 1997 to one of the Company’s taxable REIT subsidiaries (the “TRS”), and have also been providing certain of these services (or similar services) to joint ventures in which Operating Partnership owns a minority interest or to unrelated parties. In determining whether it satisfied the gross income tests for certain years, the Company has taken and intends to take the position that the costs of the Service Employees should be shared between the Operating Partnership and the TRS and that no fee income should be imputed to the Company as a result of such arrangement. However, because certain of these services (or similar services) have also been performed for the joint ventures or unrelated parties described above, there can be no assurance that the IRS will not successfully challenge this position. First Industrial, L.P. believes that it has taken appropriate steps to address this issue going forward, but there can be no assurance that such steps will adequately resolve this issue.
     During 2006, the Company determined that the Operating Partnership’s fee income to be derived in 2006 and subsequent years from joint ventures with third parties (“joint venture fee income”) might materially exceed joint venture fee income in prior years. If steps were not taken, this increased fee income might have caused the Company to violate the gross income tests in 2006 and subsequent years. The Company decided to address this issue by transferring employees providing the services, and assigning the service contracts giving rise to the fee income, from the Operating Partnership to the TRS. The Company believes that these transfers were completed early enough in 2006 to have avoided this potential gross income issue for 2006. The employees were transferred promptly to the TRS. However, the documentation for the assignment of the service contracts was completed later because changes were required to the transaction documentation for each of the joint ventures involved and, in some cases, consent of the respective joint venture partner was needed. It is therefore possible that the IRS could raise an issue as to when the service activity generating the joint venture fee income shifted to the TRS for U.S. federal income tax purposes. In light of this possibility, the Company presently intends to seek clarification from the IRS in the form of a private letter ruling or closing agreement. The Company intends to ask the IRS to confirm that (i) the transfers were made early enough in 2006 to have avoided any potential violation of the gross income tests or alternatively, that (ii) if the transfers occurred later in 2006 than the Company intended, the gross income tests were satisfied in any event.
     If the IRS were to challenge either of the positions described in the second and third paragraphs and were successful, or the IRS were unwilling to provide the clarification described in the fourth paragraph, the Company could be found not to have satisfied the gross income tests in one or more of its taxable years. If the Company were found not to have satisfied the gross income tests, it could be subject to a penalty tax as a result of any such violations, but the Company does not believe that any such penalty tax would be material. However, such noncompliance should not adversely affect the Company’s qualification as a REIT as long as such noncompliance was due to reasonable cause and not to willful neglect and certain other requirements were met. The Company believes that, in all three situations, any such noncompliance was due to reasonable cause and not willful neglect and that such other requirements will have been met.
     If the Company were to fail to qualify as a REIT in any taxable year, it would be subject to federal income tax, including any applicable alternative minimum tax, on its taxable income at corporate rates. This could result in a discontinuation or substantial reduction in dividends to unitholders and in cash to pay interest and principal on debt securities that the Operating Partnership issues. Unless entitled to relief under certain statutory provisions, the Company would be disqualified from electing treatment as a REIT for the four taxable years following the year during which it failed to qualify as a REIT.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements:

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition A Properties (Unaudited).

Historical Summary of Gross Income and Direct Operating Expenses for the 2006 Acquisition I Property and Notes thereto with Independent Auditors report dated January 19, 2007.

Historical Summary of Gross Income and Direct Operating Expenses for the 2006 Acquisition II Property and Notes thereto with Independent Auditors report dated January 10, 2007.

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition III Property and Notes thereto with Independent Auditors report dated April 9, 2007.

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition IV Properties and Notes thereto with Independent Auditors report dated March 19, 2007.

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition VI Properties and Notes thereto with Independent Auditors report dated March 8, 2007.

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition VII Property and Notes thereto with Independent Auditors report dated April 18, 2007.

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition VIII Property and Notes thereto with Independent Auditors report dated January 23, 2007.

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition IX Properties and Notes thereto with Independent Auditors report dated January 19, 2007.

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition X Property and Notes thereto with Independent Auditors report dated March 5, 2007.

(b)	Pro Forma Financial Information (Unaudited):

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005.

(d)	Exhibit.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

INDEX TO FINANCIAL STATEMENTS

PAGE
2006 Acquisition A Properties

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition A Properties for the Years Ended December 31, 2006 (Unaudited) and 2005 (Unaudited)	9

2006 Acquisition I Property

Report of Independent Auditors	10

Historical Summary of Gross Income and Direct Operating Expenses for the 2006 Acquisition I Property for the Year Ended December 31, 2005	11

Notes to Historical Summary of Gross Income and Direct Operating Expenses	12

2006 Acquisition II Property

Report of Independent Auditors	14

Historical Summary of Gross Income and Direct Operating Expenses for the 2006 Acquisition II Property for the Year Ended December 31, 2005	15

Notes to Historical Summary of Gross Income and Direct Operating Expenses	16

2006 Acquisition III Property

Report of Independent Auditors	18

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition III Property for the Three Months Ended March 31, 2006 (Unaudited) and the Year Ended December 31, 2005	19

Notes to Historical Summaries of Gross Income and Direct Operating Expenses	20

2006 Acquisition IV Properties

Report of Independent Auditors	22

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition IV Properties for the Six Months Ended June 30, 2006 (Unaudited) and the Year Ended December 31, 2005	23

Notes to Combined Historical Summaries of Gross Income and Direct Operating Expenses	24

2006 Acquisition VI Properties

Report of Independent Auditors	26

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition VI Properties for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	27

Notes to Combined Historical Summaries of Gross Income and Direct Operating Expenses	28

2006 Acquisition VII Property

Report of Independent Auditors	30

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006

Acquisition VII Property for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	31

Notes to Historical Summaries of Gross Income and Direct Operating Expenses	32

2006 Acquisition VIII Property

Report of Independent Auditors	34

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006

Acquisition VIII Property for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	35

Notes to Historical Summaries of Gross Income and Direct Operating Expenses	36

2006 Acquisition IX Properties

Report of Independent Auditors	38

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition IX Properties for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	39

Notes to Combined Historical Summaries of Gross Income and Direct Operating Expenses	40

2006 Acquisition X Property

Report of Independent Auditors	42

Historical Summaries of Gross Income and Direct Operating Expenses for the 2006 Acquisition X Property for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	43

Notes to Historical Summaries of Gross Income and Direct Operating Expenses	44

Pro Forma Financial Information (Unaudited)

Pro Forma Financial Information	46

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006	47

Notes to Pro Forma Financial Statements	49

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005	52

Notes to Pro Forma Financial Statement	54

2006 ACQUISITION A PROPERTIES
Combined Historical Summaries of Gross Income and Direct Operating Expenses
For the Years Ended December 31, 2006 and 2005
(Unaudited, Dollars in thousands)
     The Combined Historical Summaries of Gross Income and Direct Operating Expenses as shown below, present the summarized results of operations of 41 of 57 operating industrial properties acquired during the period January 1, 2006 through December 31, 2006 (the “2006 Acquisition A Properties”) by First Industrial, L.P. (the “Operating Partnership”). The Combined Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2006 include operations only for the periods for which the 2006 Acquisition A Properties were not owned by the Operating Partnership. These statements are exclusive of one operating industrial property (the “2006 Acquisition I Property”), one operating industrial property (the “2006 Acquisition II Property”), one operating industrial property (the “2006 Acquisition III Property”), six operating industrial properties (the “2006 Acquisition IV Properties”), two operating industrial properties (the “2006 Acquisition VI Properties”), one operating industrial property (the “2006 Acquisition VII Property”), one operating industrial property (the “2006 Acquisition VIII Property”), two operating industrial properties (the “2006 Acquisition IX Properties”) and one operating industrial property (the “2006 Acquisition X Property”) acquired by the Operating Partnership during the period January 1, 2006 through December 31, 2006 which have been audited and are included elsewhere in this Form 8-K.
     The 2006 Acquisition A Properties were acquired for an aggregate purchase price of approximately $128.8 million and have an aggregate gross leasable area of 2,269,961 square feet (unaudited). A description of each property is included in Item 8.01.

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
	(Unaudited)	(Unaudited)
Gross Income:
Rental Income	$3,383	$9,604
Tenant Recoveries and Other Income	169	2,648

Total Gross Income	3,552	12,252

Direct Operating Expenses:
Real Estate Taxes	495	2,677
Repairs and Maintenance	170	426
Utilities	70	291
Insurance	72	216
Other	232	1,378

Total Direct Operating Expenses	1,039	4,988

Gross Income in Excess of Direct Operating Expenses	$2,513	$7,264

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the 2006 Acquisition I Property as described in Note 1 for the year ended December 31, 2005. This Historical Summary is the responsibility of the 2006 Acquisition I Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition I Property’s revenues and expenses.
     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition I Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
January 19, 2007

2006 ACQUISITION I PROPERTY (201 Manville)
Historical Summary of Gross Income and Direct Operating Expenses
For the Year Ended December 31, 2005
(Dollars in thousands)

Gross Income:
Rental Income	$826
Tenant Recoveries	96

Total Gross Income	922

Direct Operating Expenses:
Real Estate Taxes	85

Total Direct Operating Expenses	85

Gross Income in Excess of Direct Operating Expenses	$837

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION I PROPERTY (201 Manville)
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Year Ended December 31, 2005
(Dollars in thousands)
1. Basis of Presentation.
     The Historical Summary of Gross Income and Direct Operating Expenses present the results of operations of one operating industrial property acquired by First Industrial, L.P. (the “Operating Partnership”) on January 12, 2006 (the “2006 Acquisition I Property”).
     The 2006 Acquisition I Property was acquired for a purchase price of approximately $14.0 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Los Angeles, CA	1	150,000	January 12, 2006
     The Historical Summary has been prepared on the accrual basis of accounting. The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Historical Summary is not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition I Property. The Historical Summary excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition I Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
     Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Historical Summary, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2. Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Property.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition I Property and include real estate taxes that are expected to continue in the ongoing operation of the 2006 Acquisition I Property. Expenditures for maintenance and repairs, utilities, and insurance are paid directly by the tenant.

2006 ACQUISITION I PROPERTY (201 Manville)
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Year Ended December 31, 2005
(Dollars in thousands)
3. Future Rental Revenues.
     The 2006 Acquisition I Property is leased to a tenant under a net operating lease. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under the noncancelable operating lease in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition I
Amount
2006	858
2007	—
2008	—
2009	—
2010	—
Thereafter	—

Total	$858

     Federal Express Corporation is the sole tenant, occupying 100% of the Property, and therefore represents 100% of the total gross income reported.
4. Subsequent Event.
     On November 30, 2006 Federal Express Corporation renewed their lease for a portion of the premise. Federal Express Corporation will occupy 62,250 square feet (unaudited) during the period from February 1, 2007 through November 30, 2011. Annual base rent over the new lease term will be $653,640.

REPORT OF INDEPENDENT AUDITORS

To the Partners of First Industrial, L.P.

     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the 2006 Acquisition II Property as described in Note 1 for the year ended December 31, 2005. This Historical Summary is the responsibility of the 2006 Acquisition II Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition II Property’s revenues and expenses.
     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition II Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
January 10, 2007

2006 ACQUISITION II PROPERTY (5801 Martin Luther King Boulevard)
Historical Summary of Gross Income and Direct Operating Expenses
For the Year Ended December 31, 2005
(Dollars in thousands)

Gross Income:
Rental Income	$3,929
Tenant Recoveries	535

Total Gross Income	4,464

Direct Operating Expenses:
Real Estate Taxes	535
Insurance	5

Total Direct Operating Expenses	540

Gross Income in Excess of Direct Operating Expenses	$3,924

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION II PROPERTY (5801 Martin Luther King Boulevard)
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Year Ended December 31, 2005
(Dollars in thousands)
1. Basis of Presentation.
     The Historical Summary of Gross Income and Direct Operating Expenses present the 2005 results of operations of one operating industrial property acquired by First Industrial, L.P. (the “Operating Partnership”) on February 1, 2006 (the “2006 Acquisition II Property”).
     The 2006 Acquisition II Property was acquired for an aggregate purchase price of approximately $41.8 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Dallas, TX	1	498,145	February 1, 2006
The Historical Summary has been prepared on the accrual basis of accounting. The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Historical Summary is not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition II Property. The Historical Summary excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition II Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Historical Summary, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2. Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rent concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes and other property expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Property.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition II Property and include real estate taxes and insurance that are expected to continue in the ongoing operation of the 2006 Acquisition II Property. Expenditures for maintenance and repairs and utilities are paid directly by the tenant.

2006 ACQUISITION II PROPERTY (5801 Martin Luther King Boulevard)
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Year Ended December 31, 2005
(Dollars in thousands)
3. Future Rental Revenues.
     The 2006 Acquisition II Property is leased to a tenant under a net operating lease. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under the noncancelable operating lease in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition II
Amount
2006	3,453
2007	3,453
2008	3,453
2009	3,482
2010	3,988
Thereafter	41,781

Total	$59,610

     Llano Logistics, Inc. is the sole tenant, occupying 100% of the Property, and therefore, represents 100% of the total gross income reported.

REPORT OF INDEPENDENT AUDITORS

To the Partners of
First Industrial, L.P.
     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the 2006 Acquisition III Property as described in Note 1 for the year ended December 31, 2005. This Historical Summary is the responsibility of the 2006 Acquisition III Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition III Property’s revenues and expenses.
     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition III Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
April 9, 2007

2006 ACQUISITION III PROPERTY (10330 I Street)
Historical Summaries of Gross Income and Direct Operating Expenses
For the Three Months Ended March 31, 2006 (Unaudited) and the
Year Ended December 31, 2005
(Dollars in thousands)

	For the Three	For the
	Months Ended	Year Ended
	March 31, 2006	December 31, 2005
	(Unaudited)
Gross Income:
Rental Income	$220	$714
Tenant Recoveries	45	86

Total Gross Income	265	800

Direct Operating Expenses:
Real Estate Taxes	43	170
Repairs And Maintenance	2	7
Utilities	20	137
Insurance	4	20
Other	—	19

Total Direct Operating Expenses	69	353

Gross Income in Excess of Direct Operating Expenses	$196	$447

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION III PROPERTY (10330 I Street)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Three Months Ended March 31, 2006 (Unaudited) and the
Year Ended December 31, 2005
(Dollars in thousands)
1. Basis of Presentation.
     The Historical Summaries of Gross Income and Direct Operating Expenses present the results of operations of one operating industrial property acquired by First Industrial, L.P. (the “Operating Partnership”) on May 8, 2006 (the “2006 Acquisition III Property”).
     The 2006 Acquisition III Property was acquired for a purchase price of approximately $11.0 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Omaha, Nebraska	1	355,964	May 8, 2006
     The Historical Summaries have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition III Property. The Historical Summaries exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition III Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2. Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes, insurance and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Property.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition III Property and include real estate taxes, repairs and maintenance, utilities, and insurance expense that are expected to continue in the ongoing operation of the 2006 Acquisition III Property. Expenditures for maintenance and repairs are charged to operations as incurred.

2006 ACQUISITION III PROPERTY (10330 I Street)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Three Months Ended March 31, 2006 (Unaudited) and the
Year Ended December 31, 2005
(Dollars in thousands)
3.	Future Rental Revenues.
     The 2006 Acquisition III Property is leased to a tenant under a gross operating lease. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition III
Amount
2006	865
2007	841
2008	841
2009	374
2010	374
Thereafter	3,362

Total	$6,657

     The following three tenants represent more than 10% of the gross income for the year ended December 31, 2005:

% Gross Income
Year ended
Tenant	December 31, 2005
Firstar Fiber, Inc	52.14%
Tra-Mel Leasing	18.13%
Lovebox Company	24.10%
     The following two tenants represent more than 10% of the gross income for the three months ended March 31, 2006 (Unaudited):

% Gross Income
Three months ended
Tenant	March 31, 2006 (Unaudited)
Powermate Corp.	52.63%
Firstar Fiber, Inc	42.05%
4. Related Party Transactions.
     In 2005 Firstar Fiber, Inc and Tra-Mel Leasing each owned 55% and 45% respectively of the membership interest in Central Omaha Real Estate L.L.C., the owner of the property. During 2005, Firstar Fiber, Inc acquired Tra-Mel Leasing’s ownership in Central Omaha Real Estate L.L.C. At time of sale, Firstar Fiber, Inc was the owner of 100% of the membership interest in Central Omaha Real Estate L.L.C.
5.	Historical Summary of Gross Income and Direct Operating Expenses for the Three Months Ended March 31, 2006 (Unaudited).
     The Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the historical summary for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the full year for the operations of the Property.

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Combined Historical Summary”) of the 2006 Acquisition IV Properties as described in Note 1 for the year ended December 31, 2005. This Combined Historical Summary is the responsibility of the 2006 Acquisition IV Properties’ management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Combined Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition IV Properties’ revenues and expenses.
     In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition IV Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
March 19, 2007

2006 ACQUISITION IV PROPERTIES (Duke Industrial Portfolio)
Combined Historical Summaries of Gross Income and Direct Operating Expenses
For the Six Months Ended June 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)

	For the Six	For the
	Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	(Unaudited)
Gross Income:
Rental Income	$2,157	$3,529
Tenant Recoveries	530	705

Total Gross Income	2,687	4,234

Direct Operating Expenses:
Real Estate Taxes	200	457
Repairs and Maintenance	223	366
Utilities	101	123
Insurance	29	38
Other Expenses	9	40

Total Direct Operating Expenses	562	1,024

Gross Income in Excess of Direct Operating Expenses	$2,125	$3,210

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION IV PROPERTIES (Duke Industrial Portfolio)
Notes to Combined Historical Summaries of Gross Income and
Direct Operating Expenses
For the Six Months Ended June 30, 2006 (unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
1. Basis of Presentation.
     The Combined Historical Summaries of Gross Income and Direct Operating Expenses combine the results of operations of six operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”) on July 24, 2006 (the “2006 Acquisition IV Properties”).
     The 2006 Acquisition IV Properties were acquired for an aggregate purchase price of approximately $50.6 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Cleveland, OH	6	1,060,799	July 24, 2006
     The Combined Historical Summaries have been prepared on the accrual basis of accounting. The Combined Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Combined Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition IV Properties. The Combined Historical Summaries exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition IV Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Combined Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2. Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes, insurance and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the 2006 Acquisition IV Properties.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition IV Properties and include real estate taxes, utilities, insurance, and other expenses that are expected to continue in the ongoing operation of the 2006 Acquisition IV Properties. Expenditures for repairs and maintenance are charged to operations as incurred.

2006 ACQUISITION IV PROPERTIES (Duke Industrial Portfolio)
Notes to Combined Historical Summaries of Gross Income and
Direct Operating Expenses
For the Six Months Ended June 30, 2006 (unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
3. Future Rental Revenues.
     The 2006 Acquisition IV Properties are leased to tenants under net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition IV
Amount
2006	4,458
2007	4,073
2008	3,755
2009	3,307
2010	3,073
Thereafter	5,469

Total	$24,135

     The following three tenants represent more than 10% of the total gross income reported for the six months ended June 30, 2006 (unaudited) and year ended December 31, 2005:

	% Gross Income
	Six months ended	% Gross Income
	June 30, 2006	Year ended
Tenant	(Unaudited)	December 31, 2005
Best Buy Stores	33%	39%
Stride Tool	14%	18%
The Home Depot	16%	4%
4. Combined Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2006 (Unaudited).
     The Combined Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the combined historical summary for the interim period have been included. The combined results of operations for the interim period are not necessarily indicative of the combined results of operations to be expected for a full year for the operations of the Properties.

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Combined Historical Summary”) of the 2006 Acquisition VI Properties as described in Note 1 for the year ended December 31, 2005. This Combined Historical Summary is the responsibility of the 2006 Acquisition VI Properties’ management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Combined Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition VI Properties’ revenues and expenses.
     In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition VI Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
March 8, 2007

2006 ACQUISITION VI PROPERTIES (Ninigret IX — AB & C)
Combined Historical Summaries of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)

	For the Nine
	Months Ended	For the
	September 30, 2006	Year Ended
	(Unaudited)	December 31, 2005
Gross Income:
Rental Income	$1,023	$1,173
Tenant Recoveries and Other Income	232	217

Total Gross Income	1,255	1,390

Direct Operating Expenses:
Real Estate Taxes	130	129
Repairs and Maintenance	74	70
Utilities	21	41
Insurance	47	53

Total Direct Operating Expenses	272	293

Gross Income in Excess of Direct Operating Expenses	$983	$1,097

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION VI PROPERTIES (Ninigret IX — AB & C)
Notes to Combined Historical Summaries of Gross Income
and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
1.	Basis of Presentation.
     The Combined Historical Summaries of Gross Income and Direct Operating Expenses present the results of operations of two operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”) on October 3, 2006 (the “2006 Acquisition VI Properties”).
     The 2006 Acquisition VI Properties were acquired for an aggregate purchase price of approximately $18.7 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Salt Lake City, UT	2	389,981	October 3, 2006
     The Combined Historical Summaries have been prepared on the accrual basis of accounting. The Combined Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Combined Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition VI Properties. The Combined Historical Summary excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition VI Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Combined Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2. Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes, insurance and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Properties.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition VI Properties and include real estate taxes, repairs and maintenance, utilities, and insurance expenses that are expected to continue in the ongoing operation of the 2006 Acquisition VI Properties.

2006 ACQUISITION VI PROPERTIES (Ninigret IX — AB & C)
Notes to Combined Historical Summaries of Gross Income
and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
3.	Future Rental Revenues.
     The 2006 Acquisition VI Properties are leased to tenants under gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition VI
Amount
2006	1,283
2007	1,364
2008	1,083
2009	591
2010	389
Thereafter	849

Total	$5,559

     The following three tenants represent more than 10% of the total gross income reported for the nine months ended September 30, 2006 (unaudited) and year ended December 31, 2005:

	% Gross Income
	Nine Months ended	% Gross Income
	September 30, 2006	Year ended
Tenant	(Unaudited)	December 31, 2005
United Stationers	37.43%	39.96%
Inline Plastic	13.74%	17.95%
Black Diamond	13.62%	13.72%
4.	Combined Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited)
     The Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the combined historical summary for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the full year for the operations of the Properties.

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the 2006 Acquisition VII Property as described in Note 1 for the year ended December 31, 2005. This Historical Summary is the responsibility of the 2006 Acquisition VII Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition VII Property’s revenues and expenses.
     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition VII Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
April 18, 2007

2006 ACQUISITION VII PROPERTY (7102 W. Roosevelt)
Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and the
Year Ended December 31, 2005
(Dollars in thousands)

	For the Nine
	Months Ended	For the
	September 30, 2006	Year Ended
	(Unaudited)	December 31, 2005
Gross Income:
Rental Income	$225	$258

Total Gross Income	225	258

Direct Operating Expenses:
Real Estate Taxes	103	134
Repairs and Maintenance	13	19
Utilities	15	17
Insurance	9	16
Other Expenses	13	18

Total Direct Operating Expenses	153	204

Gross Income in Excess of Direct Operating Expenses	$72	$54

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION VII PROPERTY (7102 W. Roosevelt)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and the
Year Ended December 31, 2005
(Dollars in thousands)
1.	Basis of Presentation.
     The Historical Summaries of Gross Income and Direct Operating Expenses present the results of operations of one operating industrial property acquired by First Industrial, L.P. (the “Operating Partnership”) on October 5, 2006 (the “2006 Acquisition VII Property”).
     The 2006 Acquisition VII Property was acquired for a purchase price of approximately $8.1 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Phoenix, AZ	1	153,600	October 5, 2006
     The Historical Summaries have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition VII Property. The Historical Summaries exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition VII Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2.	Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition VII Property and include real estate taxes, repairs and maintenance, utilities, insurance, and other property expenses that are expected to continue in the ongoing operation of the 2006 Acquisition VII Property. Expenditures for maintenance and repairs are charged to operations as incurred.
3.	Future Rental Revenues.
     The 2006 Acquisition VII Property was leased to a tenant under a gross operating lease. Minimum lease payments receivable under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006 ACQUISITION VII PROPERTY (7102 W. Roosevelt)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and the
Year Ended December 31, 2005
(Dollars in thousands)

2006
Acquisition VII
Amount
2006	250
2007	—
2008	—
2009	—
2010	—
Thereafter	—

Total	$250

     CSK Auto, Inc. was the sole tenant through November 5, 2006 and therefore represented 100% of the total gross income reported.
4.	Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited).
     The Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the historical summary for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the full year for the operations of the Property.

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the 2006 Acquisition VIII Property as described in Note 1 for the year ended December 31, 2005. This Historical Summary is the responsibility of the 2006 Acquisition VIII Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition VIII Property’s revenues and expenses.
     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition VIII Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
January 23, 2007

2006 ACQUISITION VIII PROPERTY (21-25 Gateway Commerce Center)
Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)

	For the Nine
	Months Ended	For the
	September 30, 2006	Year Ended
	(Unaudited)	December 31, 2005
Gross Income:
Rental Income	$1,950	$2,008
Tenant Recoveries	459	594

Total Gross Income	2,409	2,602

Direct Operating Expenses:
Real Estate Taxes	459	594

Total Direct Operating Expenses	459	594

Gross Income in Excess of Direct Operating Expenses	$1,950	$2,008

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION VIII PROPERTY (21-25 Gateway Commerce Center)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
1.	Basis of Presentation.
     The Historical Summaries of Gross Income and Direct Operating Expenses present the results of operations of one operating industrial property acquired by First Industrial, L.P. (the “Operating Partnership”) on October 10, 2006 (the “2006 Acquisition VIII Property”).
     The 2006 Acquisition VIII Property was acquired for an aggregate purchase price of approximately $39.0 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Chicago, IL	1	1,057,823	October 10, 2006
     The Historical Summaries have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition VIII Property. The Historical Summary excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition VIII Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
2.	Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes, insurance and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Property.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition VIII Property and include real estate taxes that are expected to continue in the ongoing operation of the 2006 Acquisition VIII Property. Expenditures for maintenance and repairs, utilities, and insurance are paid directly by the tenant.

2006 ACQUISITION VIII PROPERTY (21-25 Gateway Commerce Center)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
3. Future Rental Revenues.
     The 2006 Acquisition VIII Property is leased to a tenant under a net operating lease. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition VIII
Amount
2006	1,879
2007	1,989
2008	1,989
2009	1,989
2010	1,989
Thereafter	6,453

Total	$16,288

     Ozburn-Hessey Logistics, LLC is the sole tenant and therefore represents 100% of the total gross income reported for the year ended December 31, 2005 and nine months ended September 30, 2006 (unaudited). During 2006, construction was completed on the expansion of the property for an additional 409,948 square feet (unaudited). Ozburn-Hessey executed a three year lease which commenced on June 1, 2006 for the additional 409,948 square feet (unaudited).
4.	Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited).
     The Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the historical summary for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the full year for the operations of the Property.

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Combined Historical Summary”) of the 2006 Acquisition IX Properties as described in Note 1 for the year ended December 31, 2005. This Combined Historical Summary is the responsibility of the 2006 Acquisition IX Properties’ management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Combined Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition IX Properties’ revenues and expenses.
     In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating described in Note 1 of the 2006 Acquisition IX Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
PricewaterhouseCoopers LLP
Chicago, Illinois
January 19, 2007

2006 ACQUISITION IX PROPERTIES (2610 & 2660 Columbia and 433 Alaska)
Combined Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)

	For the Nine
	Months Ended	For the
	September 30, 2006	Year Ended
	(Unaudited)	December 31, 2005
Gross Income:
Rental Income	$466	$613
Tenant Recoveries	86	109

Total Gross Income	552	722

Direct Operating Expenses:
Real Estate Taxes	68	85
Insurance	18	24

Total Direct Operating Expenses	86	109

Gross Income in Excess of Direct Operating Expenses	$466	$613

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION IX PROPERTIES (2610 & 2660 Columbia and 433 Alaska)
Notes to Combined Historical Summaries of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
1.	Basis of Presentation.
     The Combined Historical Summaries of Gross Income and Direct Operating Expenses combine the results of operations of two operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”) on November 30, 2006 (the “2006 Acquisition IX Properties”).
     The 2006 Acquisition IX Properties were acquired for an aggregate purchase price of approximately $10.5 million.
        .

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Los Angeles, CA	2	109,561	November 30, 2006
     The Combined Historical Summaries have been prepared on the accrual basis of accounting. The Combined Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Combined Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition IX Properties. The Combined Historical Summaries exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition IX Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Combined Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

2006 ACQUISITION IX PROPERTIES (2610 & 2660 Columbia and 433 Alaska)
Notes to Combined Historical Summaries of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
2.	Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes, insurance and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Property.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition IX Properties and include real estate taxes and insurance expenses that are expected to continue in the ongoing operation of the 2006 Acquisition IX Properties. Expenditures for maintenance and repairs and utilities are paid directly by the tenant.
3.	Future Rental Revenues.
     The 2006 Acquisition IX Properties are leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition IX
Amount
2006	625
2007	249
2008	62
2009	63
2010	—
Thereafter	—

Total	$999

     Severn Trent Services accounts for approximately 90% of rental income for the year ended December 31, 2005 and nine months ended September 30, 2006 (unaudited).
4.	Combined Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited).
     The Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the combined historical summary for the interim period have been included. The combined results of operations for the interim period are not necessarily indicative of the combined results of operations to be expected for a full year for the operations of the Properties.

REPORT OF INDEPENDENT AUDITORS
To the Partners of
First Industrial, L.P.
     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the 2006 Acquisition X Property as described in Note 1 for the year ended December 31, 2005. This Historical Summary is the responsibility of the 2006 Acquisition X Property’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2006 Acquisition X Property’s revenues and expenses.
     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 of the 2006 Acquisition X Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP
Chicago, Illinois
March 5, 2007

2006 ACQUISITION X PROPERTY (4600 South Hamilton)
Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)

	For the Nine	For the
	Months Ended	Year Ended
	September 30, 2006	December 31, 2005
	(Unaudited)

Gross Income:
Rental Income	$624	$833
Tenant Recoveries	15	20

Total Gross Income	639	853

Direct Operating Expenses:
Real Estate Taxes	15	20

Total Direct Operating Expenses	15	20

Gross Income in Excess of Direct Operating Expenses	$624	$833

The accompanying notes are an integral part of the financial statements.

2006 ACQUISITION X PROPERTY (4600 South Hamilton)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
   1. Basis of Presentation.
     The Historical Summaries of Gross Income and Direct Operating Expenses present the results of operations of one operating industrial property acquired by First Industrial, L.P. (the “Operating Partnership”) on November 30, 2006 (the “2006 Acquisition X Property”).
     The 2006 Acquisition X Property was acquired for an aggregate purchase price of approximately $8.6 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Cincinnati, OH	1	207,827	November 30, 2006
     The Historical Summaries have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in this current report on Form 8-K of the Operating Partnership and future registration statements filed by the Operating Partnership. The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of the 2006 Acquisition X Property. The Historical Summary excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2006 Acquisition X Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to this property which would cause the reported financial information not to be necessarily indicative of future operating results.
Use of Estimates
     In order to conform with generally accepted accounting principles, management, in preparation of the Historical Summaries, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
   2. Summary of Significant Accounting Policies.
Revenue and Expense Recognition
     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for real estate taxes, insurance and other property operating expenses, if applicable, and is recognized as revenue in the same period the related expenses are incurred by the Property.
     Direct operating expenses represent the direct expenses of operating the 2006 Acquisition X Property and include real estate taxes that are expected to continue in the ongoing operation of the 2006 Acquisition X Property. Expenditures for maintenance and repairs, utilities, and insurance are paid directly by the tenant.

2006 ACQUISITION X PROPERTY (4600 South Hamilton)
Notes to Historical Summaries of Gross Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
Year Ended December 31, 2005
(Dollars in thousands)
3. Future Rental Revenues.
     The 2006 Acquisition X Property is leased to a tenant under a net operating lease. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2005 are approximately as follows:

2006
Acquisition X
Amount
2006	833
2007	833
2008	833
2009	833
2010	833
Thereafter	4,094

Total	$8,259

     Sofa Express, Inc. is the sole tenant and therefore represents 100% of the total gross income reported for the year ended December 31, 2005 and nine months ended September 30, 2006 (unaudited).
4. Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited).
     The Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2006 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the historical summary for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the full year for the operations of the Property.

First Industrial, L.P.
Pro Forma Financial Information
(Unaudited)
Background
     First Industrial, L.P. was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the “Company”) with an approximate 87.3% and 86.8% ownership interest at December 31, 2006 and 2005, respectively. The limited partners of the Operating Partnership owned approximately a 12.7% and 13.2% interest in the Operating Partnership at December 31, 2006 and 2005, respectively. The Company is a real estate investment trust (“REIT”) as defined in the Internal Revenue Code. The Company’s operations are conducted primarily through the Operating Partnership.
     The Operating Partnership acquired 57 operating industrial properties from unrelated parties during the period January 1, 2006 through December 31, 2006. The combined purchase price of the 57 operating industrial properties acquired totaled approximately $331.1 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 57 operating industrial properties acquired were funded with proceeds from property sales, borrowings under the Operating Partnership’s $500 million unsecured revolving credit facility (the “Unsecured Line of Credit”) and/or working capital. The Operating Partnership will operate the facilities as industrial rental property. The Operating Partnership also acquired 22 operating industrial properties from unrelated parties during the period January 1, 2006 through December 31, 2006, which are not included in the accompanying unaudited pro forma statements of operations for the years ended December 31, 2006 and 2005, as the properties were vacant upon purchase, leased back to the seller(s) upon purchase or subsequently sold before December 31, 2006. The combined purchase price of the 22 operating industrial properties acquired totaled approximately $197.3 million.
     The accompanying unaudited pro forma statement of operations for the year ended December 31, 2006 reflects the historical operations of the Operating Partnership for the period January 1, 2006 through December 31, 2006, adjusted by the operations from the acquisition of 41 industrial properties (the “2006 Acquisition A Properties), one operating industrial property (the “2006 Acquisition I Property”), one operating industrial property (the “2006 Acquisition II Property”), one operating industrial property (the “2006 Acquisition III Property”), six operating industrial properties (the “2006 Acquisition IV Properties”), two operating industrial properties (the “2006 Acquisition VI Properties”), one operating industrial property (the “2006 Acquisition VII Property”), one operating industrial property (the “2006 Acquisition VIII Property”), two operating industrial properties (the “2006 Acquisition IX Properties”), and one operating industrial property (the “2006 Acquisition X Property”), collectively referred to as the “2006 Acquisition Properties”, during the period January 1, 2006 through December 31, 2006.
     The accompanying unaudited pro forma statement of operations for the year ended December 31, 2005 reflects the historical operations of the Operating Partnership for the period January 1, 2005 through December 31, 2005, adjusted by the operations from the acquisition of the 2006 Acquisition Properties during the period January 1, 2006 through December 31, 2006.
     The accompanying unaudited pro forma statements of operations for the year ended December 31, 2006 and the year ended December 31, 2005 have been prepared as if the following transactions that occurred subsequent to December 31, 2005; (i) the acquisition of real estate properties, (ii) the receipt of net proceeds from the disposition of real estate (offset by any provided seller financing), (iii) the issuance of preferred stock and (iv) the issuance of debt, had occurred on January 1, 2005.
     The unaudited pro forma information is not necessarily indicative of the Operating Partnership’s consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to present the Operating Partnership’s financial position, results of operations or cash flows for future periods.

FIRST INDUSTRIAL, L.P.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
(Unaudited, Dollars in thousands, except unit and per unit data)

	First	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
	Industrial,	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Other	First
	L.P.	A	I	II	III	IV	VI	VII	VIII	IX	X	Pro Forma	Industrial,
	(Historical)	Properties	Property	Property	Property	Properties	Properties	Property	Property	Properties	Property	Adjustments	L.P.
	Note 1 (a)	Note 1 (b)	Note 1 (c)	Note 1 (d)	Note 1 (e)	Note 1 (f)	Note 1 (g)	Note 1 (h)	Note 1 (i)	Note 1 (j)	Note 1 (k)	Note 1 (l)	Pro Forma

REVENUES:
Rental Income	$234,941	$3,383	$27	$334	$313	$2,443	$1,034	$233	$2,021	$570	$763	$440	$246,502
Tenant Recoveries and Other Income	101,008	169	3	45	64	600	235	—	476	105	18	—	102,723
Revenues from Build to Suit Development for Sale	10,540	—	—	—	—	—	—	—	—	—	—	—	10,540

Total Revenues	346,489	3,552	30	379	377	3,043	1,269	233	2,497	675	781	440	359,765

EXPENSES:
Property Expenses	115,644	1,039	3	45	98	637	275	157	476	105	18	—	118,497
General and Administrative	76,631	—	—	—	—	—	—	—	—	—	—	—	76,631
Amortization of Deferred Financing Costs	2,664	—	—	—	—	—	—	—	—	—	—	—	2,664
Depreciation and Other Amortization	126,264	—	—	—	—	—	—	—	—	—	—	9,048	135,312
Expenses from Build to Suit Development for Sale	10,263	—	—	—	—	—	—	—	—	—	—	—	10,263

Total Expenses	331,466	1,039	3	45	98	637	275	157	476	105	18	9,048	343,367

OTHER INCOME/EXPENSE:
Interest Income	947	—	—	—	—	—	—	—	—	—	—	9	956
Mark-to-Market/(Loss) Gain on Settlement of Interest Rate Protection Agreements	(3,112)	—	—	—	—	—	—	—	—	—	—	—	(3,112)
Interest Expense	(121,130)	—	—	—	—	—	—	—	—	—	—	21,718	(99,412)

Total Other Income/ Expense	(123,295)	—	—	—	—	—	—	—	—	—	—	21,727	(101,568)

(Loss) Income from Continuing Operations Before Equity in Income of Other Real Estate Partnerships, Equity in Income of Joint Ventures, Gain on Sale of Real Estate and Income Tax Benefit	(108,272)	2,513	27	334	279	2,406	994	76	2,021	570	763	13,119	(85,170)
Equity in Income of Other Real Estate Partnerships	33,531	—	—	—	—	—	—	—	—	—	—	—	33,531
Equity in Income of Joint Ventures	30,671	—	—	—	—	—	—	—	—	—	—	—	30,671
Gain on Sale of Real Estate	6,195	—	—	—	—	—	—	—	—	—	—	—	6,195
Income Tax Benefit (Expense) Allocable to Continuing Operations	6,801	—	—	—	—	—	—	—	—	—	—	(11,652)	(4,851)

(Loss) Income from Continuing Operations	(31,074)	2,513	27	334	279	2,406	994	76	2,021	570	763	1,467	(19,624)

Less: Preferred Unit Distributions	(21,424)	—	—	—	—	—	—	—	—	—	—	(2,668)	(24,092)
Less: Redemption of Preferred Units	(672)	—	—	—	—	—	—	—	—	—	—	—	(672)

(Loss) Income from Continuing Operations Available to Unitholders	$(53,170)	2,513	27	334	279	2,406	994	76	2,021	570	763	(1,201)	$(44,388)

FIRST INDUSTRIAL, L.P.
Notes to Pro Forma Financial Statements
(Unaudited, Dollars in thousands, except unit and per unit data)
1.	Statement of Operations Pro Forma Assumptions and Adjustments — For the Twelve Months Ended December 31, 2006
(a)	Reflects the operations of the Operating Partnership for the period January 1, 2006 through December 31, 2006 as reported in the Operating Partnership’s Form 10-K filed March 1, 2007.

(b)	Reflects the operations of the 2006 Acquisition A Properties for the period January 1, 2006 through each of the property’s respective acquisition dates.

(c)	Reflects the operations of the 2006 Acquisition I Property for the period January 1, 2006 through January 12, 2006, its acquisition date.

(d)	Reflects the operations of the 2006 Acquisition II Property for the period January 1, 2006 through February 1, 2006, its acquisition date.

(e)	Reflects the operations of the 2006 Acquisition III Property for the period January 1, 2006 through May 8, 2006, its acquisition date.

(f)	Reflects the operations of the 2006 Acquisition IV Properties for the period January 1, 2006 through July 24, 2006, their acquisition date.

(g)	Reflects the operations of the 2006 Acquisition VI Properties for the period January 1, 2006 through October 3, 2006, their acquisition date.

(h)	Reflects the operations of the 2006 Acquisition VII Property for the period January 1, 2006 through October 5, 2006, its acquisition date.

(i)	Reflects the operations of the 2006 Acquisition VIII Property for the period January 1, 2006 through October 10, 2006, its acquisition date.

(j)	Reflects the operations of the 2006 Acquisition IX Properties for the period January 1, 2006 through November 30, 2006, their acquisition date.

(k)	Reflects the operations of the 2006 Acquisition X Property for the period January 1, 2006 through November 30, 2006, its acquisition date.

(l)	Pursuant to the purchase price allocations for all 2006 Acquisition Properties, the depreciation and amortization adjustment is the incremental depreciation and amortization expense that would have been recorded for the year ended December 31, 2006 if the 2006 Acquisition Properties were purchased on January 1, 2005. The rental income adjustment relates to the incremental amortization of above and below market lease intangibles that would have been recorded for the year ended December 31, 2006 if the 2006 Acquisition Properties were purchased on January 1, 2005. The following table sets forth the purchase price allocations (building and other costs includes amounts allocated to above-market lease intangible assets and below-market lease intangible liabilities):

			Building and		Depreciation and	Above (Below)
	Acquisition Date	Land	Other Costs	Total Costs	Amortization	Market Rent

Acquisition I Property	January 12, 2006	7,639	6,361	14,000	(47)	7
Acquisition II Property	February 1, 2006	1,119	40,631	41,750	(142)	(7)
Acquisition III Property	May 8, 2006	1,988	9,053	11,041	(280)	24
Acquisition IV Properties	July 24, 2006	4,803	45,823	50,626	(1,784)	76
Acquisition VI Properties	October 3, 2006	2,611	16,039	18,650	(789)	142
Acquisition VII Property	October 5, 2006	1,613	6,451	8,064	(193)	—
Acquisition VIII Property	October 10, 2006	1,874	37,126	39,000	(1,773)	49
Acquisition IX Properties	November 30, 2006	3,689	6,811	10,500	(1,369)	125
Acquisition X Property	November 30, 2006	681	7,919	8,600	(355)	(11)
Acquisition A Properties	Various	33,110	95,719	128,829	(2,316)	35

		59,127	271,933	331,060	(9,048)	440

The preferred unit distributions adjustment reflects an increase in preferred unit distributions assuming the Company had issued the 6,000,000 Depositary Shares, each representing 1/10,000th of a share of the Company’s 7.25%, $.01 par value, Series J Cumulative Redeemable Preferred Stock (the “Series J Preferred Stock”) and the 2,000,000 Depositary Shares, each representing 1/10,000th of a share of the Company’s 7.25%, $.01 par value, Series K Flexible Cumulative Redeemable Preferred Stock (the “Series K Preferred Stock”) on January 1, 2005 and the net proceeds from the issuances were contributed to the Operating Partnership in exchange for Series J Cumulative Preferred Units (the “Series J Preferred Units”) and Series K Cumulative Preferred Units (the “Series K Preferred Units”), respectively.

The interest expense adjustment reflects an overall reduction in interest expense due to the following interest expense adjustments:
•	an increase in interest expense of $1.2 million due to $29.1 million in mortgages assumed (weighted average interest rate of 5.88%) relating to certain 2006 Acquisition Properties as if the mortgages were assumed on January 1, 2005;

•	an increase in interest expense of $7.5 million assuming the Operating Partnership had borrowed on the Unsecured Line of Credit on January 1, 2006 related to property acquisitions that occurred from January 1, 2006 through December 31, 2006 as if the acquisitions occurred on January 1, 2005;

•	an increase in interest expense of $0.3 million assuming the Operating Partnership had issued the $200.0 million of senior unsecured debt which matures on January 15, 2016 and bears interest at a rate of 5.75% (the “2016 Notes”) on January 1, 2005;

•	an increase in interest expense of $6.8 million assuming the Operating Partnership had issued the $200.0 million of senior unsecured debt which matures on September 15, 2011 (unless previously redeemed or repurchased by the Operating Partnership or exchanged in accordance with their terms prior to such date) and bears interest at a rate of 4.625% (the “2011 Exchangeable Notes”) on January 1, 2005;

•	a decrease in interest expense of $26.5 million related to the assumed repayment of the Unsecured Line of Credit borrowings on January 1, 2006 from the proceeds from the sale of industrial properties (net of seller financing provided by the Operating Partnership) that occurred from January 1, 2006 through December 31, 2006 as if the sales occurred on January 1, 2005;

•	a decrease in interest expense of $11.0 million related to the assumed repayment of the Unsecured Line of Credit borrowings from the proceeds from the issuance of the 2016 Notes, the 2011 Exchangeable Notes, the Series J Preferred Units, and the Series K Preferred Units as if the issuances occurred on January 1, 2005.
The interest income adjustment reflects an increase in interest income from seller financing provided by the Operating Partnership on property sales that occurred from January 1, 2006 through December 31, 2006 as if the seller financing occurred on January 1, 2005.

(n)	The calculation of basic and diluted Loss from Continuing Operations per unit is presented below:

	Year Ended
	(Historical)	(Pro Forma)
	December 31,	December 31,
	2006	2006
Numerator:
Loss from Continuing Operations	$(31,074)	$(19,624)
Less: Preferred Unit Distributions	(21,424)	(24,092)
Less: Redemption of Preferred Units	(672)	(672)

Loss from Continuing Operations Available to Unitholders — For Basic and Diluted EPU	(53,170)	(44,388)

Denominator:
Weighted Average Units — Basic	50,703,004	50,703,004
Weighted Average Units — Diluted	50,703,004	50,703,004

Basic EPU:
Loss from Continuing Operations Available to Unitholders	$(1.05)	$(0.88)

Diluted EPU:
Loss from Continuing Operations Available to Unitholders	$(1.05)	$(0.88)

FIRST INDUSTRIAL, L.P.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005
(Unaudited, Dollars in thousands, except unit and per unit data)

		2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
	First Industrial,	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Other
	L.P.	A	I	II	III	IV	VI	VII	VIII	IX	X	Pro Forma	First Industrial,
	(Historical)	Properties	Property	Property	Property	Properties	Properties	Property	Property	Properties	Property	Adjustments	L.P.
	Note 1 (a)	Note 1 (b)	Note 1 (c)	Note 1 (d)	Note 1 (e)	Note 1 (f)	Note 1 (g)	Note 1 (h)	Note 1 (i)	Note 1 (j)	Note 1 (k)	Note 1 (l)	Pro Forma
REVENUES:
Rental Income	$192,856	$9,604	$826	$3,929	$714	$3,529	$1,173	$258	$2,008	$613	$833	$(1,088)	$215,255
Tenant Recoveries and Other Income	77,556	2,648	96	535	86	705	217	—	594	109	20	—	82,566
Revenues from Build to Suit Development for Sale	16,241	—	—	—	—	—	—	—	—	—	—	—	16,241

Total Revenues	286,653	12,252	922	4,464	800	4,234	1,390	258	2,602	722	853	(1,088)	314,062

EXPENSES:
Property Expenses	96,283	4,988	85	540	353	1,024	293	204	594	109	20	—	104,493
General and Administrative	54,846	—	—	—	—	—	—	—	—	—	—	—	54,846
Amortization of Deferred Financing Costs	2,122	—	—	—	—	—	—	—	—	—	—	—	2,122
Depreciation and Other Amortization	92,853	—	—	—	—	—	—	—	—	—	—	21,831	114,684
Expenses from Build to Suit Development for Sale	15,574	—	—	—	—	—	—	—	—	—	—	—	15,574

Total Expenses	261,678	4,988	85	540	353	1,024	293	204	594	109	20	21,831	291,719

OTHER INCOME/EXPENSE:
Interest Income	1,075	—	—	—	—	—	—	—	—	—	—	852	1,927
Mark-to-Market/(Loss) Gain on Settlement of Interest Rate Protection Agreements	811	—	—	—	—	—	—	—	—	—	—	—	811
Gain From Early Retirement of Debt	82	—	—	—	—	—	—	—	—	—	—	—	82
Interest Expense	(108,164)	—	—	—	—	—	—	—	—	—	—	47,608	(60,556)

Total Other Income/ Expense	(106,196)	—	—	—	—	—	—	—	—	—	—	48,460	(57,736)

(Loss) Income from Continuing Operations Before Equity in Income of Other Real Estate Partnerships, Equity in Income of Joint Ventures, Gain on Sale of Real Estate and Income Tax Benefit	(81,221)	7,264	837	3,924	447	3,210	1,097	54	2,008	613	833	25,541	(35,393)
Equity in Income of Other Real Estate Partnerships	48,212	—	—	—	—	—	—	—	—	—	—	—	48,212
Equity in Income of Joint Ventures	3,698	—	—	—	—	—	—	—	—	—	—	—	3,698
Gain on Sale of Real Estate	28,686	—	—	—	—	—	—	—	—	—	—	—	28,686
Income Tax Benefit (Expense) Allocable to Continuing Operations	3,151	—	—	—	—	—	—	—	—	—	—	(23,274)	(20,123)

(Loss) Income from Continuing Operations	2,526	7,264	837	3,924	447	3,210	1,097	54	2,008	613	833	2,267	25,080

Less: Preferred Unit Distributions	(10,688)	—	—	—	—	—	—	—	—	—	—	(14,500)	(25,188)

(Loss) Income from Continuing Operations Available to Unitholders	$(8,162)	$7,264	$837	$3,924	$447	$3,210	$1,097	$54	$2,008	$613	$833	$(12,233)	$(108)

FIRST INDUSTRIAL, L.P.
Notes to Pro Forma Financial Statements
(Unaudited, Dollars in thousands, except unit and per unit data)
1.	Statement of Operations Pro Forma Assumptions and Adjustments — For the Twelve Months Ended December 31, 2005
(a)	Reflects the operations of the Operating Partnership for the period January 1, 2005 through December 31, 2005 as reported in the Operating Partnership’s Form 10-K filed March 1, 2007.

(b)	Reflects the operations of the 2006 Acquisition A Properties for the period January 1, 2005 through December 31, 2005.

(c)	Reflects the operations of the 2006 Acquisition I Property for the period January 1, 2005 through December 31, 2005.

(d)	Reflects the operations of the 2006 Acquisition II Property for the period January 1, 2005 through December 31, 2005.

(e)	Reflects the operations of the 2006 Acquisition III Property for the period January 1, 2005 through December 31, 2005.

(f)	Reflects the operations of the 2006 Acquisition IV Properties for the period January 1, 2005 through December 31, 2005.

(g)	Reflects the operations of the 2006 Acquisition VI Properties for the period January 1, 2005 through December 31, 2005.

(h)	Reflects the operations of the 2006 Acquisition VII Property for the period January 1, 2005 through December 31, 2005.

(i)	Reflects the operations of the 2006 Acquisition VIII Property for the period January 1, 2005 through December 31, 2005.

(j)	Reflects the operations of the 2006 Acquisition IX Properties for the period January 1, 2005 through December 31, 2005.

(k)	Reflects the operations of the 2006 Acquisition X Property for the period January 1, 2005 through December 31, 2005.

(l)	Pursuant to the purchase price allocations for all 2006 Acquisition Properties, the depreciation and amortization adjustment is the incremental depreciation and amortization expense that would have been recorded for the year ended December 31, 2005 if the 2006 Acquisition Properties were purchased on January 1, 2005. The rental income adjustment relates to the incremental amortization of above and below market lease intangibles that would have been recorded for the year ended December 31, 2005 if the 2006 Acquisition Properties were purchased on January 1, 2005. The following table sets forth the purchase price allocations (building and other costs includes amounts allocated to above-market lease intangible assets and below-market lease intangible liabilities):

			Building and		Depreciation and	Above (Below)
	Acquisition Date	Land	Other Costs	Total Costs	Amortization	Market Rent

Acquisition I Property	January 12, 2006	7,639	6,361	14,000	(1,422)	226
Acquisition II Property	February 1, 2006	1,119	40,631	41,750	(1,700)	(81)
Acquisition III Property	May 8, 2006	1,988	9,053	11,041	(842)	73
Acquisition IV Properties	July 24, 2006	4,803	45,823	50,626	(3,077)	132
Acquisition VI Properties	October 3, 2006	2,611	16,039	18,650	(1,051)	189
Acquisition VII Property	October 5, 2006	1,613	6,451	8,064	(258)	—
Acquisition VIII Property	October 10, 2006	1,874	37,126	39,000	(2,364)	66
Acquisition IX Properties	November 30, 2006	3,689	6,811	10,500	(1,642)	149
Acquisition X Property	November 30, 2006	681	7,919	8,600	(426)	(13)
Acquisition A Properties	Various	33,110	95,719	128,829	(9,049)	(1,829)

		59,127	271,933	331,060	(21,831)	(1,088)

The preferred unit distributions adjustment reflects an increase in preferred unit distributions assuming the Company had issued the Series J Preferred Stock and the Series K Preferred Stock on January 1, 2005 and the net proceeds from the issuance were contributed to the Operating Partnership in exchange for Series J Preferred Units and Series K Preferred Units.

The interest expense adjustment reflects an overall reduction in interest expense due to the following interest expense adjustments:
•	an increase in interest expense of $1.7 million due to $29.1 million in mortgages assumed (weighted average interest rate of 5.88%) relating to certain 2006 Acquisition Properties as if the mortgages were assumed on January 1, 2005;

•	an increase in interest expense of $18.1 million assuming the Operating Partnership had borrowed on the Unsecured Line of Credit on January 1, 2006 related to property acquisitions that occurred from January 1, 2006 through December 31, 2006 as if the acquisitions occurred on January 1, 2005;

•	an increase in interest expense of $11.5 million assuming the Operating Partnership had issued the $200.0 million of senior unsecured debt which matures on January 15, 2016 and bears interest at a rate of 5.75% (the “2016 Notes”) on January 1, 2005;

•	an increase in interest expense of $9.3 million assuming the Operating Partnership had issued the $200.0 million of senior unsecured debt which matures on September 15, 2011 (unless previously redeemed or repurchased by the Operating Partnership or exchanged in accordance with their terms prior to such date) and bears interest at a rate of 4.625% (the “2011 Exchangeable Notes”) on January 1, 2005;

•	a decrease in interest expense of $53.2 million related to the assumed repayment of the Unsecured Line of Credit borrowings on January 1, 2006 from the proceeds from the sale of industrial properties (net of seller financing provided by the Operating Partnership) that occurred from January 1, 2006 through December 31, 2006 as if the sales occurred on January 1, 2005;

•	a decrease in interest expense of $35.0 million related to the assumed repayment of the Unsecured Line of Credit borrowings from the proceeds from the issuance of the 2016 Notes, the 2011 Exchangeable Notes, the Series J Preferred Units, and the Series K Preferred Units as if the issuances occurred on January 1, 2005.
The interest income adjustment reflects an increase in interest income from seller financing provided by the Operating Partnership on property sales that occurred from January 1, 2005 through December 31, 2005 as if the seller financing occurred on January 1, 2005.

(n)	The calculation of basic and diluted Loss from Continuing Operations per unit is presented below:

	Twelve Months Ended
	(Historical)	(Pro Forma)
	December 31,	December 31,
	2005	2005
Numerator:
Income from Continuing Operations	$2,526	$25,080
Less: Preferred Unit Distributions	(10,688)	(25,188)

Loss from Continuing Operations Available to Unitholders — For Basic and Diluted EPU	(8,162)	(108)

Denominator:
Weighted Average Units — Basic	48,968,191	48,968,191
Weighted Average Units — Diluted	48,968,191	48,968,191

Basic EPU:
Loss from Continuing Operations Available to Unitholders	$(0.17)	$(0.00)

Diluted EPU:
Loss from Continuing Operations Available to Unitholders	$(0.17)	$(0.00)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL, L.P.

April 30, 2007	By:	/s/ Scott A. Musil

Scott A. Musil
Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP